UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 1, 2017

Citigroup Commercial Mortgage Trust 2015-P1

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0001648439)

Citigroup Commercial Mortgage Securities Inc.

(Exact name of depositor as specified in its charter)

(Central Index Key number of depositor: 0001258361)

Citigroup Global Markets Realty Corp.

(Central Index Key number: 0001541001)

Macquarie US Trading LLC d/b/a Principal Commercial Capital

(Central Index Key number: 0001634437)

Wells Fargo Bank, National Association

(Central Index Key number: 0000740906)

(Exact name of sponsors as specified in their charters)

Delaware	333-189017-10	86-1073506
(State or other jurisdiction of incorporation of depositor)	(Commission File Number of issuing entity)	(IRS Employer Identification No. of depositor)

390 Greenwich Street New York, New York	10013
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code (212) 816-6000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.45 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 6.02.	Change of Servicer or Trustee.

Effective as of May 1, 2017, Principal Real Estate Investors, LLC (“PrinREI”), a Delaware limited liability company, is acting as primary servicer for all the PCC Mortgage Loans, representing approximately 37.5% of the Initial Pool Balance, replacing Principal Global Investors, LLC (“PGI”), as primary servicer under that certain Sub-Servicing Agreement, dated as of August 1, 2015 (the “CGCMT 2015-P1 Sub-Servicing Agreement”), between Wells Fargo Bank, National Association, as master servicer, and PGI, as sub-servicer. The CGCMT 2015-P1 Sub-Servicing Agreement was filed as Exhibit 10.4 to the Current Report on Form 8-K/A with respect to Citigroup Commercial Mortgage Trust 2015-P1 (the “Issuing Entity”), dated August 20, 2015 and filed with the Securities and Exchange Commission (the “Commission”) on August 20, 2015 under Commission File No. 333-189017-10. As part of an internal corporate reorganization, PGI assigned all of its rights and obligations under the CGCMT 2015-P1 Sub-Servicing Agreement on May 1, 2017 to its affiliate, PrinREI, pursuant to an Assignment and Assumption, dated as of May 1, 2017 (the “Assignment and Assumption”), attached hereto as Exhibit 99.1.

Capitalized terms used but not defined herein shall have the meanings assigned to them in the Depositor’s Prospectus Supplement, dated August 6, 2015 and filed with the Commission on August 19, 2015 under Commission File No. 333-189017-10.

PrinREI is a wholly owned subsidiary of Principal Life Insurance Company. The principal servicing offices of PrinREI are located at 801 Grand Avenue, Des Moines, Iowa 50392.

PGI, the parent company of PrinREI, is ranked “Strong” as a primary servicer and “Above Average” as a special servicer of commercial real estate loans by S&P. PrinREI has extensive experience in servicing commercial real estate mortgage loans. PrinREI has been engaged in the servicing of commercial mortgage loans since 1970 and commercial mortgage loans originated for securitization since 1998.

As of December 31, 2016, PrinREI serviced (in certain cases, together with its parent company, PGI) approximately 1,916 commercial and multifamily mortgage loans, with an aggregate outstanding principal balance of approximately $22.0 billion. The portfolio of loans serviced by PrinREI includes commercial mortgage loans included in commercial mortgage-backed securitizations, portfolio loans and loans serviced for non-affiliated clients. The portfolio consists of multifamily, office, retail, industrial, warehouse and other types of income-producing properties. PrinREI services loans in most states throughout the United States.

As of December 31, 2016, PrinREI was a primary servicer in approximately 62 commercial mortgage-backed securitization transactions, servicing approximately 445 loans with an aggregate outstanding principal balance of approximately $4.9 billion.

PrinREI’s historical servicing volume is shown below:

Year-End	2013	2014	2015	2016
CMBS	$9.2B	$8.3B	$7.2B	$4.9B

Total Loans	$23.5B	$22.8B	$22.3B	$22.0B

PrinREI utilizes the Enterprise! loan servicing system, which is widely used in the loan servicing industry. PrinREI has a robust website available for borrowers to view the current status of their loans. PrinREI also utilizes a website to provide information to master servicers, including property inspections, property financials and other reporting.

The PrinREI servicing team is comprised of the following areas:

•	Operations is responsible for new loan boarding, loan audits, insurance and real estate tax monitoring and escrows and UCC administration.

•	Servicing Asset Management is responsible for processing borrower consents, including lease related items; escrow and reserve administration and monitoring triggers.

•	Portfolio managers are responsible for compliance with the pooling and servicing agreements and primary servicing agreements, and master servicer and special servicer communication.

•	Surveillance is responsible for collecting and analyzing financial statements, rent rolls, physical property inspections and general portfolio surveillance.

•	Cash Management and Investor Reporting controls cash management, including payment processing, remittances and investor reporting.

PrinREI may use sub-servicers or vendors to perform certain servicing processes. None of the sub-servicers or vendors perform any cashiering or material processes. PrinREI monitors any sub-vendors for compliance and quality control.

Generally, all loan payments received by PrinREI are initially deposited into commingled receipts accounts. Funds are then transferred to segregated investor-specific accounts pursuant to the servicing agreements.

PrinREI has developed policies, procedures and controls for the performance of primary servicing obligations consistent with applicable servicing agreements and servicing standards.

PrinREI has quality control policies and procedures to ensure compliance with the servicing criteria set forth in Item 1122 of Regulation AB. PrinREI’s policies and procedures are updated as processes change to ensure continuing compliance with regulatory and servicing industry changes. There have been no material non-compliance or default issues against PrinREI in the servicing of its CMBS or other loans.

No securitization transaction involving commercial mortgage loans in which PrinREI was acting as primary servicer has experienced an event of default as a result of any action or inaction of PrinREI as primary servicer, including as a result of PrinREI’s failure to comply with the applicable servicing criteria in connection with any securitization transaction.

From time to time, PrinREI and its affiliates are parties to lawsuits and other legal proceedings arising in the ordinary course of business. PrinREI does not believe that any currently pending lawsuits or legal proceedings would individually or in the aggregate have a material adverse effect on its business or its ability to act as primary servicer with respect to the mortgage loans that it is primary servicing.

PrinREI (in certain cases, through its parent company, PGI) has an interim servicing agreement with Macquarie Investments US Inc. d/b/a Principal Commercial Capital and certain of its affiliates to interim service certain of such entities’ mortgage loans prior to their securitization.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit 99.1	Assignment and Assumption, dated as of May 1, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Citigroup Commercial Mortgage Securities Inc. (Depositor)

By:	/s/ Paul Vanderslice
	Name:	Paul Vanderslice
	Title:	President

Date:	May 5, 2017

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

99.1	Assignment and Assumption, dated as of May 1, 2017	(E)